SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Earliest Event Reported
January 14, 2008
Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)
Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655 (Commission File Number)	23-1714256 (IRS Employer Identification Number)
County Line Industrial Park

Southampton, Pennsylvania (Address of principal executive offices)	18966 (Zip Code)
Registrant’s telephone number, including area code (215) 355-9100
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
          On January 14, 2008, Environmental Tectonics Corporation (the “Company”) issued a press release announcing its preliminary financial results for the third quarter of its 2008 fiscal year, which ended on November 23, 2007.
          On November 14, 2007, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company, in consultation with management, determined that the Company will need to restate (the “Restatement”) its previously issued consolidated financial statements for prior periods, including the periods ended November 24, 2006 and February 23, 2007, due to errors in accounting with respect to accounts receivable related to the carrying value of a claims receivable booked in connection with a contract with the Department of the Navy for a submarine decompression chamber project. The Company is in the process of determining if these errors in accounting affected additional periods prior to the fiscal quarter ended November 24, 2006, including for the fiscal years ended February 28, 2003, February 27, 2004, February 25, 2005 and February 24, 2006.
          On November 28, 2007, Grant Thornton LLP (“Grant”), the independent registered public accounting firm for the Company, resigned. In connection with its resignation, Grant advised the Audit Committee that the reason for its resignation was that information had come to Grant’s attention that led it to no longer be able to rely on management’s representations and made it unwilling to be associated with the financial statements prepared by management. As previously disclosed, in July 2007, the Audit Committee commenced an internal investigation after the Department of the Navy filed counterclaims related to the Company’s claim in connection with the contract for its submarine rescue decompression project. As previously disclosed, in November 2007, the Audit Committee and its counsel informed Grant of the results of that investigation.
          The Company’s Board of Directors has commenced a search for a new independent registered public accounting firm.
          The Company intends to file its Quarterly Report on Form 10-Q for the period ended May 25, 2007 (the “First Quarter Quarterly Report”), its Quarterly Report on Form 10-Q for the period ended August 24, 2007 (the “Second Quarter Quarterly Report”), and the Quarterly Report on Form 10-Q for the period ended November 23, 2007 (the “Third Quarter Quarterly Report”) along with any other reports required to be filed with the Securities and Exchange Commission in connection with the Restatement as soon as practicable following the engagement of a new independent registered public accounting firm and completion of the financial statements required to be set forth in the First Quarter Quarterly Report, the Second Quarter Quarterly Report, the Third Quarter Quarterly Report and any other reports required to be filed with the Securities and Exchange Commission in connection with the Restatement.
          A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
          The following exhibits are furnished or filed in accordance with Item 601 of Regulation S-K:
99.1	Press Release dated January 14, 2008.
          In accordance with General Instruction B.2 of Form 8-K, the information set forth under Item 2.02 in this Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION Registrant
Date: January 14, 2008	By	/s/ Duane D. Deaner
Duane D. Deaner
Chief Financial Officer

EXHIBIT INDEX
99.1	Press Release dated January 14, 2008.